UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2014

INNOLOG HOLDINGS CORPORATION
(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	005-85825 (Commission File Number)	68-0482472 (IRS Employer Identification Number)

43 Randolph Road #161
Silver Spring, MD 20904
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 766-1412

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In an 8K filed on January 28, 2014, Innolog Holdings Corporation (‘INHC’) reported it had ceased operations. Effective February 26, 2014, Stephen Moses, Chairman and Director; Ian Reynolds, Director; Erich Winkler, Director; Michael Kane, Director and Secretary/Treasurer; Bruce Riddle, Director; and William Danielczyk, Director on leave of absence resign all positions with INHC. Richard Stewart, President of INHC has also resigned.

INHC and all of its subsidiaries, Innolog Group Corporation and Innovative Logistics Techniques, Inc. have no directors or employees at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOLOG HOLDINGS CORPORATION

Dated: February 26, 2014	By:	/s/ Stephen Moses
Stephen Moses
Chairman